DELAWARE GROUP® ADVISER FUNDS

Delaware Diversified Income Fund
Delaware U.S. Growth Fund
Delaware Global Real Estate Opportunities Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement to the Funds’ Statement of Additional Information dated February 26, 2016

The following information replaces the Trustee share ownership table in the section in the Funds’ Statement of Additional Information entitled “Management of the Trust – Trustees and officers”:

The following table shows each Trustee's ownership of shares of the Funds and of shares of all Delaware Investments® Funds as of Dec. 31, 2015, unless otherwise noted.

Name	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities1 in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee
Shawn K. Lytle	None	None
Independent Trustees
Thomas L. Bennett	None	Over $100,000
Ann D. Borowiec	None	Over $100,000
Joseph W. Chow	None	Over $100,000
John A. Fry	None	Over $100,000
Lucinda S. Landreth	$50,001–$100,000 (Delaware U.S. Growth Fund) $50,001–$100,000 (Delaware Diversified Income Fund)	Over $100,000
Frances A. Sevilla-Sacasa	$10,001–$50,000 (Delaware U.S. Growth Fund)	Over $100,000
Thomas K. Whitford	Over $100,000 (Delaware U.S. Growth Fund) $10,001–$50,000 (Delaware Diversified Income Fund)	Over $100,000
Janet L. Yeomans	None	Over $100,000

1	The ranges for equity securities ownership by each Trustee are: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

Please keep this supplement for future reference.

This Supplement is dated March 28, 2016.